THE GABELLI ASSET FUND

                              FIRST QUARTER REPORT
                                 MARCH 31, 2000

                          [Graphic of 4 stars omitted]

      MORNINGSTAR RATED(TM) GABELLI ASSET FUND 4 STARS OVERALL AND FOR THE THREE-YEAR PERIOD ENDED 03/31/00 AMONG 3571 DOMESTIC EQUITY FUNDS, AND FOR THE
  FIVE AND TEN-YEAR PERIODS ENDED 03/31/00 AMONG 2283 AND 786 DOMESTIC EQUITY
                              FUNDS, RESPECTIVELY.

TO OUR SHAREHOLDERS,

      In the first quarter of 2000, we continued to experience a "have and have not" stock market. Until the last week of the quarter, when we saw a rotation out of the technology sector and into value sectors, so called "new economy" stocks flourished, while "old economy" stocks languished or retreated. Despite the late sell-off, the technology-heavy Nasdaq Composite Index and the small cap growth-oriented Russell 2000 Index finished with solid gains. However, the Standard & Poor's 500 Index closed the quarter only modestly higher, while the Dow Jones Industrial Average declined.

      Momentum investing--buying stocks that are rising in price--continued to be considerably more rewarding than owning stocks representing good fundamental values. We do not know how much longer this trend will continue. However, we see exceptional opportunity for selective value investors in a market that has shunned high quality companies in a wide range of healthy industries.

INVESTMENT PERFORMANCE

      For the first quarter ended March 31, 2000, The Gabelli Asset Fund's (the "Fund") total return was 0.22%. The Standard & Poor's ("S&P") 500 Index, Value Line Composite and Russell 2000 Indices had total returns of 2.29%, 4.03% and 7.08%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund was up 22.85% over the trailing twelve-month period. The S&P 500, Value Line Composite and Russell 2000 Indices rose 17.93%, 19.47% and 37.29%, respectively, over the same twelve-month period.

      For the ten-year period ended March 31, 2000, the Fund's total return averaged 16.98% annually versus average annual returns of 18.82%, 14.34% and 14.44% for the S&P 500, Value Line Composite and Russell 2000 Indices, respectively. Since inception on March 3, 1986 through March 31, 2000, the Fund had a cumulative total return of 893.73%, which equates to an average annual total return of 17.70%.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of March 31, 2000 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------
                                           Quarter
                            -------------------------------------
                             1st        2nd       3rd       4th        Year
                             ---        ---       ---       ---        ----
2000:  Net Asset Value...   $40.93       --        --        --         --
       Total Return......     0.2%       --        --        --         --
----------------------------------------------------------------------------
1999:  Net Asset Value...   $37.18     $41.38    $39.52    $40.84     $40.84
       Total Return......     4.8%      11.3%    (4.5)%     15.3%      28.5%
----------------------------------------------------------------------------
1998:  Net Asset Value...   $36.00     $36.41    $31.24    $35.47     $35.47
       Total Return......    13.0%       1.1%   (14.2)%     18.2%      15.9%
----------------------------------------------------------------------------
1997:  Net Asset Value...   $27.00     $31.45    $34.99    $31.85     $31.85
       Total Return......     2.2%      16.5%     11.3%      4.3%      38.1%
----------------------------------------------------------------------------
1996:  Net Asset Value...   $27.44     $28.09    $27.92    $26.42     $26.42
       Total Return......     6.6%       2.4%    (0.6)%      4.5%      13.4%
----------------------------------------------------------------------------
1995:  Net Asset Value...   $23.84     $25.10    $26.76    $25.75     $25.75
       Total Return......     7.3%       5.3%      6.6%      3.7%      24.9%
----------------------------------------------------------------------------
1994:  Net Asset Value...   $22.63     $22.36    $23.56    $22.21     $22.21
       Total Return......   (2.9)%     (1.2)%      5.4%    (1.2)%     (0.1)%
----------------------------------------------------------------------------
1993:  Net Asset Value...   $21.10     $22.10    $23.63    $23.30     $23.30
       Total Return......     6.1%       4.7%      6.9%      2.5%      21.8%
----------------------------------------------------------------------------
1992:  Net Asset Value...   $19.04     $18.91    $19.02    $19.88     $19.88
       Total Return......     6.0%     (0.7)%      0.6%      8.5%      14.9%
----------------------------------------------------------------------------
1991:  Net Asset Value...   $17.36     $17.36    $17.90    $17.96     $17.96
       Total Return......    11.1%       0.0%      3.1%      3.2%      18.1%
----------------------------------------------------------------------------
1990:  Net Asset Value...   $16.48     $16.81    $15.21    $15.63     $15.63
       Total Return......   (4.5)%       2.0%    (9.5)%      7.8%     (5.0)%
----------------------------------------------------------------------------
1989:  Net Asset Value...   $16.46     $18.01    $18.73    $17.26     $17.26
       Total Return......    12.0%       9.4%      4.0%    (1.0)%      26.2%
----------------------------------------------------------------------------
1988:  Net Asset Value...   $13.49     $14.62    $14.94    $14.69     $14.69
       Total Return......    14.4%       8.4%      2.2%      3.5%      31.1%
----------------------------------------------------------------------------
1987:  Net Asset Value...   $12.97     $13.93    $14.66    $12.61     $12.61
       Total Return......    19.6%       7.4%      5.2%   (14.0)%      16.2%
----------------------------------------------------------------------------
1986:  Net Asset Value...   $10.44     $11.21    $11.29    $11.28     $11.28
       Total Return......     4.4%(b)    7.4%      0.7%    (0.1)%      12.8%(b)
----------------------------------------------------------------------------

---------------------------------------------------------
      Average Annual Returns - March 31, 2000 (a)
      -------------------------------------------
  1 Year .....................................   22.85%
  5 Year .....................................   22.15%
  10 Year ....................................   16.98%
  Life of Fund (b) ...........................   17.70%
---------------------------------------------------------


                   Dividend History
-------------------------------------------------------
Payment (ex) Date   Rate Per Share   Reinvestment Price
-----------------   --------------   ------------------
December 27, 1999       $4.630            $39.92
December 28, 1998       $1.419            $34.60
December 30, 1997       $4.610            $31.73
December 31, 1996       $2.770            $26.42
December 29, 1995       $2.000            $25.75
December 30, 1994       $1.056            $22.21
December 31, 1993       $0.921            $23.30
December 31, 1992       $0.755            $19.88
December 31, 1991       $0.505            $17.96
December 31, 1990       $0.770            $15.63
December 29, 1989       $1.278            $17.26
December 30, 1988       $0.775            $14.69
January 4, 1988         $0.834            $12.07
March 9, 1987           $0.505            $12.71

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on March 3, 1986.
--------------------------------------------------------------------------------

WHAT WE DO

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 14 years at The Gabelli Asset Fund and for over 23 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The accompanying graphic further illustrates the interplay among the four components of our valuation approach.

[Graphic omitted]
Pyramid text as follows:
      EPS
      PMV
      MANAGEMENT
      CASH FLOW
      RESEARCH

      Our focus is on free cash flow: earnings before interest, taxes, depreciation and amortization ("EBITDA") minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to, or detract from, our private market value ("PMV") estimates. Finally, we look for a catalyst: something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long term method for preserving and enhancing wealth in the U.S. equity markets. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

COMMENTARY

THE PERILS OF PAULINE

      In each episode of the old movie serial, "The Perils of Pauline", the heroine faced certain doom until a hero suddenly appeared to save the day. Through most of the first quarter of 2000, equities were imperiled by rising short term interest rates and the perception that Federal Reserve Chairman Alan Greenspan was determined to restrain the stock market as well as the economy. With equities dangling from a cliff, a hero in the form of declining market interest rates (bond yields) rescued stocks from a sharp correction that appeared ready to turn into a full scale bear market.

      Of course, in the old movie shorts, as soon as Pauline escaped from one life-threatening predicament, she was thrust into another. Over the short term, we suspect the stock market will also face a series of new dangers. The Federal Reserve should continue to hike short term interest rates, eventually killing the nascent bond market rally and putting pressure back on stocks. Valuations in the technology sector also present a risk to the market. If some of the technology "bellwethers" fall short of rather grand earnings expectations, we could see a sharp correction that would drag down the market indices. There is also the uncertainty of an election year. Will a Bush victory lead to tax cuts that will help sustain consumer spending or will a Gore triumph dash the hopes of consumers and investors counting on tax relief?

      There are plenty of potential heroes that could once again rescue the market. Corporate earnings growth is strong and, with synchronized global growth, may get stronger. If we see evidence of economic deceleration in the second half of the year, the Fed may release the monetary brakes and market interest rates could come down further. We should continue to see deals, particularly in out-of-favor industries where many great companies have become irresistible business bargains. Deals may finally prop up the value sector of the market. Finally, investors love happy endings. Over the last several years, whenever stocks have stumbled investors have rushed in to lift them to safety.

      We are always attuned to the economic and stock market melodrama. However, we try to keep our shareholders out of harm's way by investing in quality companies trading at a discount to their "real world" economic value. This may be dull and periodically not particularly productive. However, over the Fund's history, this approach has produced rewarding returns.

OLD ECONOMY, NEW ECONOMY

      The financial press and market observers are adept at developing simplistic theories to explain market trends. Recently, the pundits have divided the market into "old economy" and "new economy" stocks. The former are thought to be worthless and the latter are perceived as almost priceless. A closer look at the situation reveals the flaws in this current logic.

      The so-called "new economy" stocks are primarily technology companies developing new ways to distribute information, products, and services. Some are fine companies with exceptional growth prospects. However, the "new economy" superstars do not drill for oil, process chemicals, make household goods or food products, or manufacture automobiles. They do not knit sweaters or make shoes. They do not build houses. They do not produce motion pictures or television programs. They are simply building systems that make it possible for "old economy" companies to provide these essential products and services more efficiently and cost effectively. Will the best of the "new economy" companies make money and, over the long term, enrich investors? Yes. Will the "old economy" companies that harness the power of new technologies prosper and also reward shareholders? Yes. Presently, investors can pay sky-high valuations for "new economy" companies or scoop up high quality "old economy" stocks at deep discounts.

      Let me give you an example. General Motors, Ford, and Daimler Chrysler are developing a business-to-business Internet network to streamline the procurement of auto parts from original equipment manufacturers. Oracle, E-commerce (20% owned by GM), and i2 Technologies are building the network and will help operate it. We imagine they will profit in the process. But the automobile manufacturers will also benefit substantially. The auto-makers estimate this new network could shave as much as $2,000 from the cost of manufacturing a new automobile. This should translate into lower automobile prices, increased demand, higher volume and better earnings for these boring "old economy" companies.

      Additionally, the auto-makers will own this network. Marked to market based on valuations currently being given to "B2B" network companies, this could be an incredibly valuable and still largely unrecognized asset. You can pay incredible multiples for the stock of Oracle and i2 Technologies and you may continue to be rewarded, albeit with the escalating risk that accompanies historically unprecedented valuations. Or, you can buy the stock of GM for ten times earnings and three times cash flow. We also note that GM has a substantial investment in General Motors Hughes, a "new economy" company dominating the satellite broadcasting business through its DirecTV division. If we back out the value of GM's ownership in GM Hughes, the stock is even less expensive, trading at an almost absurdly low price to earnings multiple and roughly 2.5 times cash flow.

      GM is just one example of an "old economy" company employing "new economy" technologies to its advantage. We believe "brick and mortar" retailers will do well as they further develop "click and mortar" capabilities. Established financial services companies should also do well as they introduce on-line services. Once again, you have the option of paying up for the "new economy" kids on the block or paying discount prices for established, high quality companies that can and will prosper using new technologies.

THE ENVELOPE PLEASE

      This quarter, our performance awards go to telecommunications stocks such as Sprint Corp. PCS, Cable & Wireless, Telecom Italia, Vodafone AirTouch and AT&T. Brokerage firms Lehman Brothers and Paine Webber contributed nicely to returns. We got some mileage from Harley Davidson, enjoyed our stay at Mirage Resorts (which agreed to be acquired by MGM Grand), and were rewarded for staying tuned to Rogers Communications.

      Our losers list reads like a Who's Who of great industrial companies including Boeing, Caterpillar, Honeywell and DuPont, in addition to high quality cyclicals such as Maytag, Trinity Industries and Ingersoll-Rand. Food stocks also disappointed.

TIME WARNER AND AOL--THE SHAPE OF DEALS TO COME

      The impending marriage of Time Warner and America Online combines the old economy with the new (product with distribution)--a merger trend that we believe will gain momentum in the years ahead. Wall Street is struggling over how to value the bride and the groom prior to the wedding. Analysts following AOL were accustomed to looking primarily at top line revenue growth and making assumptions regarding future operating margins. Analysts covering Time Warner (including yours truly) looked primarily at cash flow growth, and now must come up with a different yardstick to assess value.

      As evidenced by the decline in both stocks shortly after the merger was announced, both camps were disappointed with the deal. AOL loyalists did not like the fact that the addition of Time Warner would slow revenue growth and Time Warner enthusiasts saw healthy operating profits being diluted. Both stocks have rebounded since, and as we write, Time Warner is at a 52-week high.

      Backing away from the problem of valuing two very different companies and taking a longer-term view, the marriage of quality products and terrific distribution makes economic sense. Sometimes it will take the form of mutually rewarding joint venture arrangements. But, we also expect to see more deals with old and new economy companies finding synergistic partners. This trend should further intensify already strong merger and acquisition activity, providing an additional tailwind for value investors.

AN APPETITE FOR FOOD STOCKS

      There is a degree of economic logic in the recent poor performance of cyclical industrial companies. The Federal Reserve is committed to slowing the economy, and if it succeeds, we may be seeing peak earnings for economically sensitive companies. We are of the opinion that earnings will be better than anticipated and that the sell-off in cyclical companies is overdone. That is why we continue to own high quality cyclical stocks.

      We see no economic justification for the poor performance of food stocks. High quality brand name franchises including General Mills, Kellogg, Quaker Oats, H. J. Heinz, Hershey Foods, Keebler Foods, Pepsico and Sara Lee all declined this quarter, with some down quite sharply. We doubt that if economic growth slows from 5.0% to 3.5%, consumers are going to reduce spending on food or switch from brand name products to cheaper private label goods. "Honey, Gross Domestic Product ("GDP") growth is now down to 3.5%. We better cut back on the pickles and coffee cake, and instead of buying Pepsi, let's get that generic cola."

      Historically, food company earnings have not been particularly sensitive to modestly slower economic growth, and in general, earnings for food companies have been relatively stable and should stay that way. Food stocks are not down because of any fundamental change in the business or disappointing earnings. In our opinion, food stocks are simply a casualty of investors' general disregard for any industry group lacking the rapid growth potential of technology stocks. Currently, you can load up on some of the best companies in the food business at very attractive valuations. Food for thought for value investors.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

CABLEVISION SYSTEMS CORP. (CVC - $60.75 - AMEX) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that spans state-of-the-art, high-speed multimedia delivery, subscription cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves more than

3.4 million cable customers primarily in three core markets: New York, Boston and Cleveland. Cablevision is a leader in delivering cutting-edge technological innovation, such as Optimum TV, to the home. Through its Rainbow Media Holdings subsidiary, Cablevision manages and develops internationally recognized content offerings such as the popular national television networks American Movie Classics, Bravo and The Independent Film Channel. Cablevision owns and operates New York City's famed Madison Square Garden, which includes the arena complex, the N.Y. Knicks, the N.Y. Rangers and the MSG network. Cablevision also operates Radio City Entertainment and holds a long term lease for Radio City Music Hall, home of the world-famous Rockettes.

CHRIS-CRAFT INDUSTRIES INC. (CCN - $63.6875 - NYSE; CCN'B - $63.50 - NYSE), through its 80% ownership of BHC Communications (BHC - $156.00 - AMEX), is primarily a television broadcaster. BHC owns and operates UPN affiliated stations in New York (WWOR), Los Angeles (KCOP) and Portland, Oregon (KPTV). BHC also owns 58% of United Television (UTVI - $132.375 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and five UPN affiliates. UTVI acquired WRBW, a UPN affiliate in Orlando, for $60 million in July 1999. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. Chris-Craft is a major beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market. The Chris-Craft complex is debt free and strongly positioned to expand its operations, with roughly $1.5 billion in cash and marketable securities.

LIBERTY  MEDIA GROUP (LMG'A - $59.25 - NYSE),  owned by AT&T Corp. (T - $56.25 -
NYSE), is engaged in businesses which provide programming services, including production, acquisition and distribution through all media formats, as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ!. Liberty's assets also include interests in international video distribution businesses, international telephony and domestic wireless, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T.

MEDIAONE GROUP INC. (UMG - $81.00 - NYSE) is one of the nation's leading broadband services companies. UMG provides approximately five million domestic subscribers in 17 states with basic and premium cable television services and has recently introduced high speed Internet access, telephone services and digital television in some of its service areas. MediaOne was created from the 1996 union of telecommunications company MediaOne Group (formerly US West Media Group) and Continental Cablevision. Headquartered in Englewood, Colorado, the company is conducting a national upgrade of its hybrid fiber optic/coaxial cable ("HFC") network to broadband technology, which improves traditional cable service and enables next-generation products and services. UMG's investment interests include 25% of Time Warner Entertainment (which includes Warner Brothers Studio and Home Box Office), 24% of PCS Prime Co. and almost 27% of TeleWest plc. The number three U.S. cable television provider recently agreed to be acquired by AT&T Corp. (T - $56.25 - NYSE) for $54 billion.

TELEPHONE & DATA SYSTEMS INC. (TDS - $111.00 - AMEX) is a diversified telecommunications service company with cellular telephone, local telephone and personal communications services ("PCS") operations. TDS serves 3.7 million customers in 35 states. TDS conducts the vast majority of its cellular operations through its 81% owned United States Cellular Corp. (USM - $71.00 -
AMEX) and conducts
its telephone operations through its wholly-owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. TDS conducts its broadband PCS operations through 82.3% owned Aerial Communications Inc. (AERL - $56.8125 - Nasdaq), which provides PCS service in the Minneapolis, Tampa-St. Petersburg-Orlando, Houston, Pittsburgh, Kansas City and Columbus Major Trading Areas. On September 20, 1999, VoiceStream Wireless (VSTR -
$128.8125 - Nasdaq) announced the acquisition of Aerial in a $3.3 billion transaction. Pro-forma for this acquisition, TDS will own over 36 million shares of VoiceStream.

TIME WARNER INC. (TWX - $100.00 - NYSE), with its 1996 acquisition of Turner Broadcasting System, became the global leader in media and entertainment, with interests in filmed entertainment, television production and broadcasting, recorded music, cable television programming, magazine and book publishing, direct marketing and cable television systems. Time Warner controls a host of powerful brands, such as Warner Brothers, CNN, HBO, Cinemax, Time and People magazines. Under the terms of a definitive agreement approved by the boards of both companies, Time Warner and America Online (AOL - $67.25 - NYSE) have agreed to merge in an all-stock combination valued at $350 billion.

UNITED TELEVISION INC. (UTVI - $132.375 - NASDAQ), headquartered in Beverly Hills, California, is a television broadcasting group which owns and operates seven of the stations (one ABC, one NBC and five UPN affiliates) that comprise Chris-Craft's (CCN - $63.6875 - NYSE) television division. The $60 million purchase of WRBW, a UPN affiliate in Orlando (the country's 22nd largest and the fastest growing television market over the past decade), closed on July 7, 1999. UTVI stations cover approximately nine percent of the U.S. population. UTVI is 58%-owned by BHC Communications (BHC - $156.00 - AMEX). United Television is a beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market.

USA NETWORKS INC. (USAI - $22.5625 - NASDAQ), through its subsidiaries, engages in diversified media and electronic commerce businesses that include: electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella: the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The plan is to integrate these assets, leveraging programming, production capabilities and electronic commerce across this strong distribution platform.

VIACOM INC. (VIA'A - $53.4375 - NYSE), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Non-core assets are being divested and debt has been reduced to approximately $8 billion. Viacom is focusing on global expansion of its media franchises. Viacom is particularly well-positioned in music (notably MTV) and cable networks (such as Nickelodeon). Viacom is in the process of merging with CBS in a $36 billion transaction.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      In a market that loved technology stocks and disdained just about everything else, the Fund took a small step forward in the first quarter of 2000. We are not anti-technology, but prefer investing in companies with products and services we understand. We are also risk averse and not inclined to own stocks with valuations that challenge economic logic. Finally, momentum investing--buying stocks simply because they are going up--is the antithesis of our value discipline.

      The upside of this narrow market is that we see truly appealing valuations for some great companies in a wide range of industry groups. We cannot be sure when investors will gravitate to these great values. However, we are quite confident that our portfolio should continue to generate attractive long term returns.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABAX. Please call us during the business day for further information.

                               Sincerely,

                               /S/ MARIOJ. GABELLI

                               MARIO J. GABELLI, CFA
                               Portfolio Manager and
                               Chief Investment Officer

April 14, 2000

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 MARCH 31, 2000
                                 --------------
         Liberty Media Group             MediaOne Group Inc.
         Telephone & Data Systems Inc.   Cablevision Systems Corp.
         Time Warner Inc.                Chris-Craft Industries Inc.
         Viacom Inc.                     United Television Inc.
         USA Networks Inc.               Telecom Italia SpA
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                  MARKET
    SHARES                                         VALUE
    ------                                        ------

              COMMON STOCKS -- 95.5%
              AEROSPACE -- 1.5%
    120,000   Boeing Co. .................   $    4,552,500
    300,000   Cordant Technologies Inc. ..       16,968,750
     50,000   Howmet International Inc.+ .        1,009,375
    146,000   Northrop Grumman Corp. .....        7,728,875
                                             --------------
                                                 30,259,500
                                             --------------
              AGRICULTURE -- 0.3%
     20,000   Agribrands International Inc.         786,250
    540,000   Archer-Daniels-Midland Co. .        5,602,500
     15,000   Delta & Pine Land Co. ......          296,250
                                             --------------
                                                  6,685,000
                                             --------------
              AUTOMOTIVE -- 0.7%
    163,000   General Motors Corp. .......       13,498,437
                                             --------------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 2.8%
    126,000   Arvin Industries Inc. ......        2,850,750
     30,000   Borg-Warner Automotive Inc.         1,181,250
    235,000   Dana Corp. .................        6,624,062
    170,000   Federal-Mogul Corp. ........        2,836,875
    630,000   GenCorp Inc. ...............        4,882,500
    500,000   Genuine Parts Co. ..........       11,937,500
    110,000   Johnson Controls Inc. ......        5,946,875
     85,000   Midas Inc. .................        2,040,000
    300,000   Modine Manufacturing Co. ...        7,537,500
    202,500   Scheib (Earl) Inc.+ ........          759,375
    210,000   Standard Motor Products Inc.        3,123,750
    110,000   Superior Industries International
               Inc. ......................        3,485,625
    300,000   Tenneco Automotive Inc. ....        2,381,250
    100,000   TransPro Inc. ..............          500,000
     90,000   Wynn's International Inc. ..        1,243,125
                                             --------------
                                                 57,330,437
                                             --------------
              AVIATION: PARTS AND SERVICES -- 0.5%
     60,000   Aviall Inc.+ ...............          506,250
    181,000   Curtiss-Wright Corp. .......        6,629,125
     50,000   Fairchild Corp., Cl. A+ ....          340,625
     60,000   Hi-Shear Industries Inc. ...          150,000
     20,000   Kaman Corp., Cl. A .........          195,000
     75,000   Precision Castparts Corp. ..        2,737,500
                                             --------------
                                                 10,558,500
                                             --------------
              BROADCASTING -- 4.8%
     13,500   BHC Communications Inc., Cl. A      2,106,000
    504,300   Chris-Craft Industries Inc.+       32,117,629
     73,786   Chris-Craft Industries Inc.,
               Cl. B+ (a) ................        4,685,418
     23,333   Corus Entertainment Inc., Cl. B+      610,223
    265,000   Granite Broadcasting Corp.+         1,888,125
     15,000   Gray Communications Systems Inc.      178,125
    185,000   Gray Communications Systems Inc.,
               Cl. B .....................        2,173,750


                                                  MARKET
    SHARES                                         VALUE
    ------                                        ------

    125,000   Grupo Televisa SA, GDR+ ....    $   8,500,000
    170,000   Liberty Corp. ..............        6,375,000
    115,000   Paxson Communications Corp.,
               Cl. A+ ....................          891,250
     10,000   Price Communications Corp.+           230,000
    400,000   Television Broadcasting Ltd.        3,557,416
    246,700   United Television Inc. .....       32,656,912
     35,000   Young Broadcasting Inc., Cl. A+       665,000
                                             --------------
                                                 96,634,848
                                             --------------
              BUILDING AND CONSTRUCTION -- 0.2%
     61,111   Huttig Building Products Inc.+        274,999
    175,000   Nortek Inc.+ ...............        3,871,875
      4,333   Nortek Inc., Special Common+ (a)       95,868
                                             --------------
                                                  4,242,742
                                             --------------
              BUSINESS SERVICES -- 1.6%
     60,000   Berlitz International Inc.+           686,250
    100,000   Burns International Services Corp.  1,050,000
    199,962   Cendant Corp.+ .............        3,699,297
    125,000   Ecolab Inc. ................        4,585,937
     10,000   Imation Corp.+ .............          266,875
     50,000   IMS Health Inc. ............          846,875
     66,500   Landauer Inc. ..............        1,213,625
    135,000   Nashua Corp.+ ..............        1,130,625
          1   Sabre Holdings Corp.+ ......               25
    750,000   U.S. Foodservice+ ..........       19,312,500
                                             --------------
                                                 32,792,009
                                             --------------
              CABLE -- 4.3%
    635,000   Cablevision Systems Corp., Cl. A+  38,576,250
     40,000   Comcast Corp., Cl. A .......        1,650,000
     40,000   Comcast Corp., Cl. A, Special       1,735,000
    480,000   MediaOne Group Inc.+ .......       38,880,000
     60,000   Shaw Communications Inc., Cl. B     1,610,461
     80,000   Shaw Communications Inc., Cl. B,
               Non-Voting+ ...............        2,155,000
     20,000   UnitedGlobalCom Inc., Cl. A+        1,501,250
                                             --------------
                                                 86,107,961
                                             --------------
              CLOSED-END FUNDS -- 0.1%
     84,000   Royce Value Trust Inc. .....        1,160,250
                                             --------------
              COMMUNICATIONS EQUIPMENT -- 0.5%
    305,000   Allen Telecom Inc.+ ........        4,860,937
     40,000   Motorola Inc. ..............        5,695,000
                                             --------------
                                                 10,555,937
                                             --------------
              COMPUTER HARDWARE -- 0.1%
     50,000   Xerox Corp. ................        1,300,000
                                             --------------
              COMPUTER SOFTWARE AND SERVICES -- 0.1%
     24,000   Internet.com Corp.+ ........        1,005,000
                                             --------------

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                  MARKET
    SHARES                                         VALUE
    ------                                        ------

              COMMON STOCKS (CONTINUED)
              CONSUMER PRODUCTS -- 3.4%
     10,000   Avon Products Inc. .........    $     290,625
    660,000   Carter-Wallace Inc. ........       12,375,000
      2,750   Christian Dior SA ..........          636,459
    260,000   Church & Dwight Co. Inc. ...        4,468,750
     10,000   Clorox Co. .................          325,000
     15,000   Department 56 Inc.+ ........          222,187
    240,000   Fortune Brands Inc. ........        6,000,000
    330,000   Gallaher Group plc, ADR ....        6,496,875
    250,000   General Cigar Holdings Inc.+        3,781,250
     93,356   General Cigar Holdings Inc.,
               Cl. B+ (a) ................        1,406,175
    150,000   Gillette Co. ...............        5,653,125
     40,000   Harley Davidson Inc. .......        3,175,000
     25,000   Maytag Corp. ...............          828,125
     40,000   National Presto Industries Inc.     1,305,000
    115,000   Philip Morris Companies Inc.        2,429,375
    700,000   Ralston Purina Group .......       19,162,500
     41,000   Syratech Corp.+ ............          328,000
                                             --------------
                                                 68,883,446
                                             --------------
              CONSUMER SERVICES -- 0.3%
     50,000   Ogden Corp. ................          596,875
    400,000   Rollins Inc. ...............        5,950,000
                                             --------------
                                                  6,546,875
                                             --------------
              DIVERSIFIED INDUSTRIAL -- 2.6%
      5,000   Anixter International Inc.+           139,375
     25,000   Cooper Industries Inc. .....          875,000
    275,000   Crane Co. ..................        6,479,687
     65,000   Gardner Denver Machinery Corp.+     1,222,812
    205,000   GATX Corp. .................        7,790,000
      2,000   General Electric Co. .......          310,375
    140,000   GenTek Inc. ................        1,960,000
     65,000   Honeywell Inc. .............        3,424,687
    291,800   ITT Industries Inc.+ .......        9,064,037
    150,000   Katy Industries Inc. .......        1,378,125
    360,000   Lamson & Sessions Co.+ .....        2,677,500
     89,550   Myers Industries Inc. ......        1,074,600
    115,000   National Service Industries Inc.    2,422,187
     10,000   Pentair Inc. ...............          370,625
    125,000   Reynolds Metals Co. ........        8,359,375
    140,000   Thomas Industries Inc. .....        2,625,000
     15,000   TI Group plc ...............           74,171
     80,000   Trinity Industries Inc. ....        1,895,000
     20,000   Tyco International Ltd. ....          997,500
                                             --------------
                                                 53,140,056
                                             --------------
              ELECTRONICS -- 1.3%
     10,000   Advanced Micro Devices Inc.+          570,625
      3,000   Hitachi Ltd., ADR ..........          365,625
     13,000   Kyocera Corp., ADR .........        2,158,000


                                                  MARKET
    SHARES                                         VALUE
    ------                                        ------

      1,500   Molex Inc., Cl. A ..........   $       66,562
    880,000   Oak Technology Inc.+ .......       16,940,000
     20,000   Sony Corp., ADR ............        5,602,500
     25,000   Thomas & Betts Corp. .......          706,250
                                             --------------
                                                 26,409,562
                                             --------------
              ENERGY AND UTILITIES -- 5.4%
    140,000   AGL Resources Inc. .........        2,572,500
    100,000   Atlantic Richfield Co. .....        8,500,000
        500   Berkshire Energy Resources .           18,078
     70,000   BP Amoco plc, ADR ..........        3,714,375
     38,000   Brown (Tom) Inc. ...........          698,250
     30,000   Chevron Corp. ..............        2,773,125
    180,000   Columbia Energy Group ......       10,665,000
    350,000   Conectiv Inc. ..............        6,125,000
     68,000   Devon Energy Corp. .........        3,302,250
     39,998   DPL Inc. ...................          887,456
     30,000   E'Town Corp. ...............        1,897,500
    175,000   Eastern Enterprises ........       10,478,125
    100,000   El Paso Electric Co.+ ......        1,037,500
     30,000   Energy East Corp. ..........          594,375
     15,000   EnergyNorth Inc. ...........          875,625
     60,000   EOG Resources Inc. .........        1,271,250
    115,000   Exxon Mobil Corp. ..........        8,948,437
    100,000   Florida Progress Corp. .....        4,587,500
     16,000   Florida Public Utilities Co.          210,000
     25,000   Global Marine Inc.+ ........          634,375
     40,000   Halliburton Co. ............        1,640,000
    125,000   MCN Energy Group Inc. ......        3,125,000
    155,000   Niagara Mohawk Power Corp. .        2,092,500
    100,000   Northeast Utilities ........        2,150,000
     50,000   Pennzoil-Quaker State Co.+ .          521,875
     10,000   SJW Corp. ..................        1,170,000
    325,000   Southwest Gas Corp. ........        6,195,312
    150,000   Texaco Inc. ................        8,043,750
     20,000   TNP Enterprises Inc. .......          876,250
    165,800   United Water Resources Inc.         5,761,550
      5,000   Vastar Resources Inc. ......          371,563
    200,000   WICOR Inc. .................        6,200,000
                                             --------------
                                                107,938,521
                                             --------------
              ENTERTAINMENT -- 15.6%
     60,000   Disney (Walt) Co. ..........        2,482,500
     19,406   EMI Group plc ..............          215,092
    100,000   EMI Group plc, ADR .........        2,137,500
     24,000   Fisher Companies Inc. ......        1,500,000
     40,000   Fox Entertainment Group Inc.        1,197,500
    185,000   GC Companies Inc.+ .........        6,428,750
  2,200,000   Liberty Media Group, Cl. A+       130,350,000
     10,000   Metro-Goldwyn-Mayer Inc.+ ..          254,375
    180,000   Seagram Co. ................       10,710,000
    700,000   Time Warner Inc. ...........       70,000,000

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                  MARKET
    SHARES                                         VALUE
    ------                                        ------

              COMMON STOCKS (CONTINUED)
              ENTERTAINMENT (CONTINUED)
     11,000   Todd-AO Corp., Cl. A .......   $      379,500
  1,730,000   USA Networks Inc.+ .........       39,033,125
    920,000   Viacom Inc., Cl. A+ ........       49,162,500
                                             --------------
                                                313,850,842
                                             --------------
              ENVIRONMENTAL SERVICES -- 0.3%
     77,500   EnviroSource Inc.+ .........           58,125
    200,000   Republic Services Inc.+ ....        2,187,500
    350,000   Waste Management Inc. ......        4,790,625
                                             --------------
                                                  7,036,250
                                             --------------
              EQUIPMENT AND SUPPLIES -- 6.6%
    310,000   AMETEK Inc. ................        5,967,500
     75,000   Amphenol Corp., Cl. A+ .....        7,668,750
     72,000   Caterpillar Inc. ...........        2,839,500
    100,000   CIRCOR International Inc.+ .        1,331,250
    110,000   CLARCOR Inc. ...............        1,952,500
    122,000   CTS Corp. ..................        6,954,000
     10,000   Danaher Corp. ..............          510,000
    380,000   Deere & Co. ................       14,440,000
    230,000   Donaldson Co. Inc. .........        5,189,375
     60,000   Fedders Corp. ..............          333,750
    500,000   Flowserve Corp. ............        6,437,500
    165,000   Gerber Scientific Inc. .....        3,186,562
    310,000   Hussmann International Inc.         3,933,125
    462,000   IDEX Corp. .................       12,589,500
     15,000   Ingersoll-Rand Co. .........          663,750
    200,000   Kollmorgen Corp. ...........        2,750,000
     90,000   Lufkin Industries Inc. .....        1,305,000
     18,000   Manitowoc Co. Inc. .........          487,125
    523,500   Mark IV Industries Inc. ....       11,549,719
     35,000   Met-Pro Corp. ..............          319,375
    430,000   Navistar International Corp.+      17,253,750
     20,000   PACCAR Inc. ................        1,000,000
     95,000   Sequa Corp., Cl. A+ ........        3,764,375
    101,000   Sequa Corp., Cl. B+ ........        4,772,250
    205,000   SPS Technologies Inc.+ .....        6,252,500
    300,000   UCAR International Inc.+ ...        3,956,250
     30,000   Valmont Industries Inc. ....          517,500
    310,000   Watts Industries Inc., Cl. A        3,836,250
    120,000   Weir Group plc .............          369,779
                                             --------------
                                                132,130,935
                                             --------------
              FINANCIAL SERVICES -- 6.1%
     14,000   Aegon NV, ADR ..............        1,127,875
     70,000   Aetna Inc. .................        3,898,125
          1   Al-Zar Ltd.+ (a) ...........              350
      4,080   Alleghany Corp. ............          767,040
    115,000   Allstate Corp. .............        2,738,437



                                                  MARKET
    SHARES                                         VALUE
    ------                                        ------

     85,000   American Express Co. .......    $  12,659,688
     55,000   Argonaut Group Inc. ........        1,103,438
     60,000   Bank One Corp. .............        2,062,500
        220   Berkshire Hathaway Inc., Cl. A+    12,584,000
    130,000   Block (H&R) Inc. ...........        5,817,500
    110,000   Commerzbank AG, ADR ........        4,152,500
    150,000   Deutsche Bank AG, ADR ......        9,956,250
     25,000   Dresdner Bank AG, ADR ......        1,029,127
    185,000   First Union Corp. ..........        6,891,250
    113,500   Lehman Brothers Holdings Inc.      11,009,500
     35,000   Leucadia National Corp. ....          831,250
    100,000   Mellon Financial Corp. .....        2,950,000
     31,834   Metris Companies Inc. ......        1,237,547
    249,000   Midland Co. ................        5,851,500
      2,000   MONY Group Inc. ............           64,625
     50,000   Paine Webber Group Inc. ....        2,200,000
     50,000   Pioneer Group Inc.+ ........        1,162,500
    130,000   St. Paul Companies Inc. ....        4,436,250
     43,000   State Street Corp. .........        4,165,625
     20,000   SunTrust Banks Inc. ........        1,155,000
    500,000   Travelers Property Casualty
               Corp., Cl. A ..............       20,625,000
      8,000   Value Line Inc. ............          296,000
     35,000   Waddell & Reed Financial
               Inc., Cl. A ...............        1,480,938
                                             --------------
                                                122,253,815
                                             --------------
              FOOD AND BEVERAGE -- 6.0%
    150,000   Bestfoods Inc. .............        7,021,875
    195,000   Brown-Forman Corp., Cl. A ..       10,091,250
     60,000   Celestial Seasonings Inc.+ .        2,062,500
     45,000   Coca-Cola Co. ..............        2,112,188
    250,000   Corn Products International Inc.    6,015,625
     90,000   Diageo plc, ADR ............        2,711,250
      7,000   Farmer Brothers Co. ........        1,253,000
    390,000   General Mills Inc. .........       14,113,125
     80,000   Heinz (H.J.) Co. ...........        2,790,000
     70,000   Hershey Foods Corp. ........        3,412,500
     30,000   Keebler Foods Co.+ .........          860,625
    263,000   Kellogg Co. ................        6,739,375
     33,000   LVMH Moet Hennessy Louis
               Vuitton, ADR ..............        2,805,000
    400,000   Pepsi Bottling Group Inc. ..        8,000,000
    490,000   PepsiCo Inc. ...............       16,935,625
    180,000   Quaker Oats Co. ............       10,912,500
    100,000   Ralcorp Holdings Inc.+ .....        1,450,000
     15,000   Sara Lee Corp. .............          270,000
    137,495   Tootsie Roll Industries Inc.        4,331,083
    750,000   Whitman Corp. ..............       10,453,125
     78,000   Wrigley (Wm.) Jr. Co. ......        5,991,375
                                             --------------
                                                120,332,021
                                             --------------

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                  MARKET
    SHARES                                         VALUE
    ------                                        ------

              COMMON STOCKS (CONTINUED)
              HEALTH CARE -- 2.1%
     65,000   American Home Products Corp.   $    3,485,625
     48,000   Amgen Inc.+ ................        2,946,000
     36,000   Biogen Inc.+ ...............        2,515,500
     43,500   Block Drug Co. Inc., Cl. A .        1,198,969
     40,000   Chiron Corp.+ ..............        1,995,000
     10,000   Glaxo Wellcome plc, ADR ....          573,125
    110,000   IVAX Corp.+ ................        2,997,500
     64,000   Johnson & Johnson ..........        4,484,000
     11,100   Life Technologies Inc. .....          555,000
    110,000   Merck & Co. Inc. ...........        6,833,750
    270,000   Pfizer Inc. ................        9,871,875
     40,000   SmithKline Beecham plc, ADR         2,642,500
     70,000   VISX Inc.+ .................        1,277,500
    120,000   Women First HealthCare Inc.+          570,000
                                             --------------
                                                 41,946,344
                                             --------------
              HOTELS AND GAMING -- 1.8%
     80,000   Aztar Corp.+ ...............          760,000
     65,000   Boca Resorts Inc., Cl. A+ ..          556,563
    330,000   Gaylord Entertainment Co. ..        8,951,250
     30,000   GTECH Holdings Corp.+ ......          556,875
     12,000   Harrah's Entertainment Inc.           222,750
    914,000   Hilton Group plc ...........        4,246,556
    650,000   Hilton Hotels Corp. ........        5,037,500
      5,000   MGM Grand Inc. .............          120,000
    100,000   Mandalay Resort Group ......        1,687,500
    350,000   Mirage Resorts Inc.+ .......        6,781,250
    220,000   Park Place Entertainment Corp.+     2,543,750
    160,000   Starwood Hotels & Resorts
               Worldwide Inc. ............        4,200,000
     60,000   Trump Hotels & Casino
               Resorts Inc.+ .............          191,250
                                             --------------
                                                 35,855,244
                                             --------------
              METALS AND MINING -- 0.2%
     30,000   Barrick Gold Corp. .........          470,625
    250,000   Echo Bay Mines Ltd.+ .......          328,125
     45,000   Homestake Mining Co. .......          270,000
    110,000   Newmont Mining Corp. .......        2,468,125
     25,000   Placer Dome Inc. ...........          203,125
    250,000   Royal Oak Mines Inc.+ ......            2,500
    200,000   TVX Gold Inc.+ .............          150,000
                                             --------------
                                                  3,892,500
                                             --------------
              PAPER AND FOREST PRODUCTS -- 0.8%
    220,000   Greif Bros. Corp., Cl. A ...        7,012,500
    312,000   St. Joe Co. ................        9,028,500
                                             --------------
                                                 16,041,000
                                             --------------
              PUBLISHING -- 4.2%
     20,000   Central Newspapers Inc., Cl. A        672,500
     22,000   Dow Jones & Co. Inc. .......        1,579,875


                                                  MARKET
    SHARES                                         VALUE
    ------                                        ------

    115,000   Harcourt General Inc. ......    $   4,283,750
     50,000   Lee Enterprises Inc. .......        1,306,250
     60,000   McClatchy Newspapers Inc., Cl. A    1,965,000
    140,000   McGraw-Hill Companies Inc. .        6,370,000
    418,000   Media General Inc., Cl. A ..       21,892,750
     85,000   Meredith Corp. .............        2,353,438
    132,000   New York Times Co., Cl. A ..        5,667,750
     15,000   News Corp. Ltd., ADR .......          843,750
    399,000   Penton Media Inc. ..........       10,374,000
     15,000   PRIMEDIA Inc.+ .............          480,000
    116,000   Pulitzer Inc. ..............        4,741,500
    140,000   Reader's Digest Association
               Inc., Cl. B ...............        4,007,500
      6,000   Scripps (E.W.) Co., Cl. A ..          291,000
  1,650,000   Seat-Pagine Gialle SpA .....        8,184,179
    115,000   Thomas Nelson Inc. .........          912,813
    100,000   Times Mirror Co., Cl. A ....        9,293,750
     10,000   Tribune Co. ................          365,625
                                             --------------
                                                 85,585,430
                                             --------------
              REAL ESTATE -- 0.4%
    400,000   Catellus Development Corp.+         5,550,000
     48,000   Florida East Coast Industries Inc.  2,328,000
     71,000   Griffin Land & Nurseries Inc.+        781,000
      3,961   HomeFed Corp.+ .............            2,535
                                             --------------
                                                  8,661,535
                                             --------------
              RETAIL -- 2.6%
     41,000   Aaron Rents Inc. ...........          617,563
     20,000   Aaron Rents Inc., Cl. A ....          342,500
    550,000   Albertson's Inc. ...........       17,050,000
    565,000   AutoNation Inc.+ ...........        4,484,688
    195,000   Blockbuster Inc., Cl. A ....        1,950,000
    175,000   Burlington Coat Factory
               Warehouse Corp. ...........        3,007,813
     38,000   Coldwater Creek Inc.+ ......          646,000
    130,000   Gerald Stevens Inc.+ .......        1,040,000
     40,000   Hannaford Bros. Co. ........        2,950,000
    140,000   Kroger Co.+ ................        2,458,750
    180,500   Lillian Vernon Corp. .......        1,714,750
    600,000   Neiman Marcus Group Inc., Cl. B+   16,500,000
                                             --------------
                                                 52,762,064
                                             --------------
              SATELLITE -- 0.2%
     85,000   COMSAT Corp. ...............        1,753,125
     95,000   Globalstar Telecommunications
               Ltd.+ .....................        1,318,125
     20,000   Loral Space & Communications Ltd.+    203,750
                                             --------------
                                                  3,275,000
                                             --------------
              SPECIALTY CHEMICALS -- 1.2%
      6,000   Bush Boake Allen Inc.+ .....          166,875
     58,000   Dexter Corp. ...............        3,074,000
      3,000   du Pont de Nemours (E.I.) & Co.       158,625
    440,000   Ferro Corp. ................        7,837,500

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                  MARKET
    SHARES                                         VALUE
    ------                                        ------

              COMMON STOCKS (CONTINUED)
              SPECIALTY CHEMICALS (CONTINUED)
      8,000   Fuller (H.B.) Co. ..........    $     319,500
    105,000   General Chemical Group Inc.           223,125
     45,000   Great Lakes Chemical Corp. .        1,530,000
    155,000   Material Sciences Corp.+ ...        2,092,500
     75,000   Monsanto Co. ...............        3,862,500
    620,000   Omnova Solutions Inc. ......        3,487,500
     95,000   Sybron Chemicals Inc.+ .....        1,341,875
                                             --------------
                                                 24,094,000
                                             --------------
              TELECOMMUNICATIONS -- 10.5%
      7,500   Allegiance Telecom Inc.+ ...          604,688
    100,000   ALLTEL Corp. ...............        6,306,250
     95,000   AT&T Corp. .................        5,343,750
    203,000   BCE Inc. ...................       25,463,813
     37,500   BCT.Telus Communications Inc.       1,109,773
     21,500   BCT.Telus Communications Inc.,
               ADR .......................          636,270
     12,500   BCT.Telus Communications Inc.,
               Cl. A .....................          369,924
     22,500   BCT.Telus Communications Inc.,
                Cl. A, ADR ...............          665,864
     35,000   Bell Atlantic Corp. ........        2,139,375
     40,000   BellSouth Corp. ............        1,880,000
    210,000   Cable & Wireless plc, ADR ..       11,760,000
      1,000   Cable & Wireless Communications
               plc, ADR ..................           85,000
     32,000   Cable & Wireless HKT Ltd., ADR        824,000
    545,000   CenturyTel Inc. ............       20,233,125
    420,000   Citizens Utilities Co., Cl. B+      6,877,500
    325,665   Commonwealth Telephone
               Enterprises Inc.+ .........       15,285,901
     31,500   Commonwealth Telephone
               Enterprises Inc., Cl. B+ ..        1,464,750
     60,000   Embratel Participacoes SA, ADR+     1,537,500
    116,000   Esat Telecom Group plc, ADR+       11,585,500
    170,000   GTE Corp. ..................       12,070,000
    295,000   RCN Corp.+ .................       15,893,125
     10,000   Rogers Communications Inc.,
               Cl. B+ ....................          295,939
    470,000   Rogers Communications Inc.,
               Cl. B, ADR+ ...............       14,011,875
    182,376   SBC Communications Inc. ....        7,659,792
    180,000   Sprint Corp. ...............       11,340,000
     13,500   Tele Centro Sul Participacoes
               SA, ADR ...................        1,093,500
     67,500   Tele Norte Leste Participacoes
               SA, ADR ...................        1,797,188
    500,000   Telecom Italia SpA .........        7,468,889
    119,000   Telecom Italia SpA, ADR ....       18,088,000
     67,500   Telecomunicacoes de Sao Paulo
               SA (Telesp), ADR ..........        2,003,906
     46,818   Telefonica SA, ADR .........        3,493,793
     20,000   Telefonos de Mexico SA,
               Cl. L, ADR ................        1,340,000
     20,000   US West Inc. ...............        1,452,500
                                             --------------
                                                212,181,490
                                             --------------


                                                  MARKET
    SHARES                                         VALUE
    ------                                        ------

              TRANSPORTATION -- 0.2%
     95,000   AMR Corp.+ .................   $    3,028,125
      8,000   Kansas City Southern Industries
               Inc. ......................          687,500
      2,000   Providence & Worcester
               Railroad Co. ..............           14,750
      5,000   Ryder System Inc. ..........          113,438
                                             --------------
                                                  3,843,813
                                             --------------
              WIRELESS COMMUNICATIONS -- 6.2%
     10,000   Leap Wireless International Inc.+     986,875
     42,000   Nextel Communications Inc., Cl. A+  6,226,500
      8,000   PNV.net Inc. ...............           36,000
    120,000   Rogers Cantel Mobile
               Communications Inc., Cl. B+        4,852,500
     90,000   Sprint Corp. (PCS Group)+ ..        5,878,125
      6,750   Tele Celular Sul Participacoes
               SA, ADR ...................          337,500
     22,500   Tele Centro Oeste Celular
               Participacoes   SA,  ADR ..          261,563
      1,350   Tele Leste Celular Participacoes
               SA, ADR ...................           81,000
      3,375   Tele Nordeste Celular Participacoes
               SA, ADR ...................          242,156
      1,350   Tele Norte Celular Participacoes
               SA, ADR ...................           83,700
     13,500   Tele Sudeste Celular Participacoes
               SA, ADR ...................          674,156
  1,800,000   Telecom Italia Mobile SpA ..       22,096,421
      3,375   Telemig Celular Participacoes
               SA, ADR ...................          298,898
    698,000   Telephone & Data Systems Inc.      77,478,000
     27,000   Telesp Celular Participacoes
               SA, ADR ...................        1,530,563
     25,000   Vodafone AirTouch plc, ADR .        1,389,063
     15,000   VoiceStream Wireless Corp.+         1,932,188
                                             --------------
                                                124,385,208
                                             --------------
              TOTAL COMMON STOCKS ........    1,923,176,572
                                             --------------

              PREFERRED STOCKS -- 0.1%
              METALS AND MINING -- 0.0%
     10,000   Freeport-McMoRan Copper & Gold Inc.,
               7.00% Cv. Pfd. ............          148,125
                                             --------------
              TELECOMMUNICATIONS -- 0.1%
     13,000   Citizens Utilities Co.,
               5.00% Cv. Pfd. ............          812,500
  8,604,119   Telecomunicacoes de Sao Paulo
               SA (Telesp), Pfd. .........          252,961
                                             --------------
                                                  1,065,461
                                             --------------
              WIRELESS COMMUNICATIONS -- 0.0%
  7,686,100   Telesp Celular Participacoes
               SA, Pfd.+ .................          174,333
                                             --------------
              TOTAL PREFERRED STOCKS .....        1,387,919
                                             --------------

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

   PRINCIPAL                                      MARKET
    AMOUNT                                         VALUE
    ------                                        ------

              CORPORATE BONDS -- 0.0%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.0%
$ 1,000,000   Standard Motor Products Inc.,
               Sub. Deb. Cv.
               6.75%, 07/15/09 ...........   $      718,750
                                             --------------

              U.S. GOVERNMENT OBLIGATIONS -- 4.3%
 87,579,000   U.S. Treasury Bills,
               5.37% to 5.93%++,
               due 04/06/00 to 05/18/00 ..       87,217,069
                                             --------------
              TOTAL INVESTMENTS -- 99.9%
                (Cost $1,131,239,157) ....    2,012,500,310

              OTHER ASSETS AND
                LIABILITIES (NET) -- 0.1%         2,419,909
                                             --------------
              NETASSETS -- 100.0%
                (49,223,558 shares
                outstanding) .............   $2,014,920,219
                                             ==============

    NUMBER OF     PREMIUM   EXPIRATION   STRIKE     MARKET
    CONTRACTS     RECEIVED     DATE      PRICE      VALUE
    ---------     --------  ----------   ------     ------
              CALL OPTIONS WRITTEN
     80,000   Reynolds Metals
                $(202,600)   04/22/00   $70.00    $(210,000)
                                                  =========

   PRINCIPAL                       SETTLEMENT  NET UNREALIZED
     AMOUNT                           DATE      APPRECIATION
   ---------                       ----------  --------------
              FORWARD FOREIGN EXCHANGE CONTRACTS
19,646,294(b) Deliver Hong Kong Dollars
               in exchange for
               USD 2,494,134         08/24/00      $(29,050)
                                                   ========
                                                  ----------------
------------------------
(a)   Security  fair  valued  under  procedures  established  by the  Board  of
      Trustees.
(b)   Principal amount denoted in Hong Kong Dollars.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.
GDR - Global Depositary Receipt.
USD - U.S. Dollars.

                             THE GABELLI ASSET FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                                BOARD OF TRUSTEES
          Mario J. Gabelli, CFA              Karl Otto Pohl
          CHAIRMAN AND CHIEF                 FORMER PRESIDENT
          INVESTMENT OFFICER                 DEUTSCHE BUNDESBANK
          GABELLI ASSET MANAGEMENT INC.

          Felix J. Christiana                Anthony R. Pustorino
          FORMER SENIOR VICE PRESIDENT       CERTIFIED PUBLIC ACCOUNTANT
          DOLLAR DRY DOCK SAVINGS BANK       PROFESSOR, PACE UNIVERSITY

          Anthony J. Colavita                Anthonie C. van Ekris
          ATTORNEY-AT-LAW                    MANAGING DIRECTOR
          ANTHONY J. COLAVITA, P.C.          BALMAC INTERNATIONAL, INC.

          James P. Conn                      Salvatore J. Zizza
          FORMER CHIEF INVESTMENT OFFICER    CHAIRMAN
          FINANCIAL SECURITY ASSURANCE       THE BETHLEHEM CORP.
          HOLDINGS LTD.

          John D. Gabelli
          SENIOR VICE PRESIDENT
          GABELLI & COMPANY, INC.

                         OFFICERS AND PORTFOLIO MANAGERS
          Mario J. Gabelli, CFA              Bruce N. Alpert
          PORTFOLIO MANAGER                  PRESIDENT AND TREASURER

          James E. McKee
          SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Asset Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB405Q100SR


                                             [Photo of Mario J. Gabelli omitted]

THE
GABELLI
ASSET
FUND


                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2000